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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              --------------------


                               FEBRUARY 19, 1998
                       (Date of earliest event reported)


                               TYLER CORPORATION
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                         1-10485                                75-2303920
   (State or other jurisdiction of      (Commission file number )          (I.R.S. employer identification no.)
    incorporation or organization)
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                      2121 SAN JACINTO STREET, SUITE 3200
                              DALLAS, TEXAS 75201
                    (Address of principal executive offices)


                                  214-754-7800
                        (Registrant's telephone number,
                              including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Resources Acquisition. Effective on February 19, 1998, Business Resources Corporation, a Texas corporation ("Resources"), merged with and into T1 Acquisition Corporation ("T1"), a Texas corporation and wholly owned subsidiary of Tyler Corporation (the "Company"), pursuant to a Second Amended and Restated Agreement and Plan of Merger (the "Resources Merger Agreement"), dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T1, Resources, and William D. Oates, the principal shareholder of Resources. T1 is the surviving corporation and changed its name to Business Resources Corporation ("New Resources") effective on February 19, 1998. The shareholders of Resources received aggregate consideration of $15,250,000 in cash and 10,000,000 shares of common stock, $.01 par value per share, of the Company (the "Tyler Common Stock"). The Resources Merger Agreement was approved and adopted by the requisite vote of the stockholders of the Company at a special meeting duly called and held on February 19, 1998. Effective upon the consummation of Resources Merger Agreement, Mr. Oates was elected to the Board of Directors of the Company.

            New Resources provides a wide range of information management outsourcing services, primarily to county and local governments. New Resources' current outsourcing services include records management, micrographic reproduction, computerized indexing, and imaging of real property records maintained by county clerks and recorders, the largest component of its business, as well as information management outsourcing and professional services required by other county and local government units and agencies. New Resources also provides title plant update services to title companies in Texas.

            TSG Acquisition. Effective on February 19, 1998, The Software Group, Inc., a Texas corporation ("TSG"), merged with and into T2 Acquisition Corporation ("T2"), a Texas corporation and wholly owned subsidiary of the Company, pursuant to an Amended and Restated Agreement and Plan of Merger (the "TSG Merger Agreement"), dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T2, TSG, and Brian B. Berry and Glenn A. Smith, the principal shareholders of TSG. T2 is the surviving corporation and changed its name to The Software Group, Inc. ("New TSG"), effective on February 19, 1998. The shareholders of TSG received aggregate consideration of $12,000,017 in cash and 1,999,997 shares of Tyler Common Stock, including adjustments for cash payments for fractional shares. The TSG Merger Agreement was approved and adopted by the requisite vote of the stockholders of the Company at a special meeting duly called and held on February 19, 1998. Pursuant to the terms of the TSG Merger Agreement, the TSG Merger Agreement was thereafter amended on February 19, 1998, but effective as of October 8, 1997, by Amendment No. One thereto to change the form of the merger to a merger of TSG with and into T2.

            New TSG provides county governments with software systems and services to serve their information technology and automation needs. New TSG integrates its own products with computer equipment from hardware vendors, third-party database management applications, and office automation software. New TSG assists counties with all aspects of software and hardware selection, network design and management, installation and training, and on-going support and related services.

            The Company financed the cash portion of the consideration in both of the foregoing transactions under a senior credit facility in the amount of $50,000,000 entered into on February 13, 1998, with NationsBank of Texas, N.A. (the "Senior Credit Facility").


ITEM 5.     OTHER EVENTS

            Increase in Authorized Shares of Tyler Common Stock. On February 19, 1998, the stockholders of the Company, at a special meeting duly called and held, approved by the requisite vote a Certificate of Amendment to the Company's Restated Certificate of Incorporation. The Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on February 27, 1998, increases the number of authorized shares of Tyler Common Stock from 50,000,000 shares to 100,000,000 shares.





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            Interactive Acquisition.  Effective on February 19, 1998,
Interactive Computer Design, Inc., a Texas corporation ("Interactive"), merged with and into T3 Acquisition Corporation ("T3"), a Texas corporation and wholly owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger, dated as of December 17, 1997, among the Company, T3, Interactive and Dustin R. Womble, Steve Nieman, and Kent Hudson, the shareholders of Interactive. T3 is the surviving corporation and changed its name to Interactive Computer Design, Inc. ("New Interactive"), effective on February 19, 1998. Simultaneously, T3 purchased from the Interactive shareholders all of the outstanding capital stock of a related company, Incode Systems, Inc. The shareholders of Interactive received aggregate consideration of $1,250,000 in cash and 225,000
shares of Tyler Common Stock.   The Company financed the cash portion of the
consideration under the Senior Credit Facility.   New Interactive provides
integrated information management services, systems, and outsourcing to 225 cities throughout Texas, Oklahoma, and Missouri as well as certain additional cities in contiguous states.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial statements of businesses acquired.

                 Financial statements of Resources and TSG will be filed not later than 60 days after the date this initial report must be filed.

            (b)  Not applicable.

                 Pro forma financial information reflecting the acquisitions of Resources and TSG will be filed not later than 60 days after the date this initial report must be filed.

            (c)  Exhibits:

                 3.1      --    Certificate of Amendment to the Restated
                                Certificate of Incorporation.

                10.1      --    Second Amended and Restated Agreement and Plan
                                of Merger, dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T1, Resources, and William D. Oates.

                10.2      --    Amended and Restated Agreement and Plan of
                                Merger, dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T2, TSG, and Brian B. Berry and Glenn
                                A. Smith.

                10.3      --    Amendment Number One, dated February 19, 1998,
                                and effective as of October 8, 1997, to the Amendment and Restated Agreement and Plan of
                                Merger among the Company, T2, TSG, and Brian B.
                                Berry and Glenn A. Smith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TYLER CORPORATION



Dated: March 4, 1998            By:   /s/ JAMES E. RUSSELL
                                   -------------------------------
                                   James E. Russell
                                   Vice President and Chief Financial Officer
                                   (principal financial officer)



Dated: March 4, 1998            By:   /s/ BRIAN K. MILLER
                                   -------------------------------
                                   Brian K. Miller
                                   Vice President and Chief Accounting Officer
                                   (principal accounting officer)





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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER                          DESCRIPTION
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

  3.1      --    Certificate of Amendment to the Restated
                 Certificate of Incorporation.

 10.1      --    Second Amended and Restated Agreement and Plan
                 of Merger, dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T1, Resources, and William D. Oates.

 10.2      --    Amended and Restated Agreement and Plan of
                 Merger, dated as of December 29, 1997, and effective as of October 8, 1997, among the Company, T2, TSG, and Brian B. Berry and Glenn
                 A. Smith.

 10.3      --    Amendment Number One, dated February 19, 1998,
                 and effective as of October 8, 1997, to the Amendment and Restated Agreement and Plan of
                 Merger among the Company, T2, TSG, and Brian B.
                 Berry and Glenn A. Smith.
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